j2 Global Communications

www.j2global.com

Investor Presentation

(Based upon Third Quarter 2003 results)

October 20, 2003

Safe Harbor for Forward-Looking Statements

Certain statements in this presentation constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, particularly those contained in the slide entitled "2003 Financial Guidance". These forward-looking statements are based on management's current expectations or beliefs as of October 20, 2003 and are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements. Readers should carefully review the risk factors described in this presentation. Such statements address the following subjects:

- Future operating results
- Subscriber growth and retention
- Earnings growth and expectations
- New products, services and features
- Corporate spending
- Liquidity
- Network capacity and coverage
- Regulatory developments
- Taxes

All information in this presentation speaks as of October 20, 2003 and any distribution of this presentation after that date is not intended and will not be construed as updating or confirming such information.

Risk Factors

The following factors, among others, could cause our business, prospects, financial condition, operating results and cash flows to be materially adversely affected:

- Inability to sustain growth in our customer base, revenue or profitability
- Competition in price, quality, features and geographic coverage
- Inability to obtain telephone numbers in sufficient quantities on acceptable terms in desirable locations
- Enactment of burdensome telecommunications or Internet regulations
- Reduced use of fax services due to increased use of email or widespread adoption of digital signatures
- Limitations on the usability of our federal and state net operating loss carry-forwards
- Inadequate intellectual property protection or violations of third party intellectual property rights
- System failures or breach of system or network security
- Failure to expand and upgrade our systems and network infrastructure to accommodate increased traffic
- Inability to adapt to technological change, or third party development of new technologies superior to ours
- Inaccurate forecast of customer preferences
- Loss of services of executive officers and other key employees
- Loss of third party suppliers and marketing relationships
- Other factors set forth in our Annual Report on Form 10K filed on 3/31/03 and the other reports filed by us from time to time with the SEC

j2 Global delivers business critical communication and messaging services to individuals and corporations throughout the world.

jfax.com

eFax™ Corporate

eFax™

Consensus

j2 jConnect

PaperMasterPro

What we do...


Inbound (Receive)
Fax
Voicemail
1,100+ Cities Worldwide
Proprietary IP Control Structure
j2 Message Bus
Internet
Subscriber
Network Management
Tracking
Billing
Customer Care
Security
Outbound (Send)
Create a document
Subscriber
Internet
j2 Message Bus
Proprietary IP Control Structure

Unique Assets

5.5 million subscribed telephone numbers (DIDs)

Global advanced messaging network

- 1,100+ cities in 20 countries on 5 continents
- 6.7MM+ unique DIDs worldwide in inventory

Patented technology

- 7 issued U.S. Patents, with 8 Patents pending

Expertise

- Telecom, messaging, Internet, e-commerce, Web-marketing, direct sales, transaction processing
- Customer migration from Free → Paid → Corporate

Strong financial position

- Q3 Revenue: $18.9 MM   Q3 Earnings: $7.2 MM
- Financial growth
  - 26 consecutive quarters of revenue growth
  - 7 consecutive quarters of positive Earnings
  - $54.5 MM of cash & short-term investments *and growing*
  - Nominal amount of debt

Sales Channels

Web

- Target individual users
- Targeted marketing over the Web
- Use of Web-based marketing tools

www.eFax.com
www.j2.com
www.Consensus.com

Corporate

- Direct sales force to SMEs and large companies
- TeleSales to smaller businesses
- Resellers
- Permission-based marketing

www.j2Corporate.com
www.jBlast.com
www.M4Internet.com

Licensed Services

- Opportunistically license j2 Global's intellectual property and know how
- PaperMaster license fees
- Royalty revenue from non-core assets

www.PaperMasterPro.com

Significant interdependency between Sales Channels

Corporate Channel Vertical Markets

- Financial institutions
- Law firms & corporate legal departments
- Real estate
- Hospitality
- Medical
- Government
- Remote workers & "road warriors"

Critical Features

- Digitization (paper reduction)
- Security
- Privacy
- Efficiency
- Cost

Active Telephone Numbers (DIDs)


400,000
350,000
300,000
250,000
200,000
150,000
Paid Telephone Numbers (DIDs)

	Q3 9/30/2002	Q4 12/31/2002	Q1 3/31/2003	Q2 6/30/2003	Q3 9/30/2003
Corporate	34,480	43,331	48,727	55,884	63,281
Web Paid	212,001	226,863	256,242	293,104	316,949
TOTAL PAID DIDs	246,482	270,194	304,969	348,988	380,230
Free	4.3 MM	4.0 MM	4.3 MM	4.8 MM	5.1 MM
TOTAL ACTIVE DIDs	4.6 MM	4.3 MM	4.6 MM	5.2 MM	5.5 MM

Metrics

	Q3 '02 (1)	Q4 '02 (1)	Q1 '03 (1)	Q2 '03	Q3 '03
Web - Paid					
Number of Deployed DIDs	212,001	226,863	256,242	293,104	316,949
Net DID Additions	14,005	14,862	29,379	36,862	23,845
ARPU / Month	$13.46	$13.94	$14.04	$13.79	$13.54
Cancellation Rate(2)	4.9%	3.7%	3.5%	2.9%	2.8%
Corporate					
Number of Deployed DIDs	34,480	43,331	48,727	55,884	63,281
Net DID Additions	6,000	8,851	5,396	7,157	7,397
Number of Accounts	1,219	1,257	1,454	1,977	2,157
Page Index(3)	124.2	135.1	157.1	176.3	180.5

(1) During the quarter, certain low-revenue accounts were reclassified from the Corporate to the Web to better reflect how these accounts are managed.

(2) Defined as customer DIDs with greater than 4 months of continuous service (continuous service includes customer DIDs which are administratively cancelled and reactivated within a calendar month). Calculated monthly and expressed here as an average over the three months of the quarter.

(3) The index is defined as the total pages per quarter of inbound and outbound traffic for Corporate, expressed as a percentage of the total inbound and outbound pages for the channel during Q1 2002 (Index = 100).

Global Network Presence


j2 Global Network
Asia/Pacific
The Americas
Europe

- 1,100+ cities in 20 countries on 5 continents
- Continuing to expand into new international locations

Product Roadmap

IP Fax → **Document Management** → **Voice Services** → **Unified Messaging & Comm. Services**

IP Fax
- Inbound Fax to Email
- Outbound Fax via Email
- Fax broadcasting
- Secure fax
- OCR

- Fax storage/archive
- New notification methods

Document Management
- ProtoFax®
- Messenger 3.0
- HotSend®
- PaperMaster Pro™

Voice Services
- Inbound VM to Email
- Voicemail management
- Telephone access
- Web-based Conference Calling

- Enhanced voicemail
- Find me/Follow me
- Call screening
- Voicemail interrupt
- Collaboration

Unified Messaging & Comm. Services
- Integrated Email, voicemail & fax services

- "Instant Messaging" integration
- Internet access

■ -Currently offered
■ -Future opportunities

Financial Highlights

Historical Revenue Growth



$20.0
$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
(Millions)
26 consecutive quarters of revenue growth
Q1 '97
Q2 '97
Q3 '97
Q4 '97
Q1 '98
Q2 '98
Q3 '98
Q4 '98
Q1 '99
Q2 '99
Q3 '99
Q4 '99
Q1 '00
Q2 '00
Q3 '00
Q4 '00
Q1 '01
Q2 '01
Q3 '01
Q4 '01
Q1 '02
Q2 '02
Q3 '02
Q4 '02
Q1 '03
Q2 '03
Q3 '03

Quarterly Revenue

	2002		2003		
	Q3	Q4	Q1	Q2	Q3
Subscriber	$11,551	$12,956	$14,454	$16,307	$17,806
Quarter-to-Quarter Growth	10.8%	12.2%	11.6%	12.8%	9.2%
Advertising	783	715	612	609	681
Quarter-to-Quarter Growth	11.1%	-8.7%	-14.4%	-0.6%	11.9%
Licensed Services	169	354	142	121	416
Total Revenue	$12,503	$14,025	$15,208	$17,037	$18,903
Quarter-to-Quarter Growth	10.6%	12.2%	8.4%	12.0%	11.0%

Quarterly Revenue by Channel

	2002		2003		
	Q3[1]	Q4[1]	Q1[1]	Q2	Q3
Web	$9,031	$9,844	$10,761	$11,973	$13,074
Quarter-to-Quarter Growth	8.9%	9.0%	9.3%	11.3%	9.2%
Corporate	3,303	3,827	4,306	4,943	5,413
Quarter-to-Quarter Growth	16.3%	15.9%	12.5%	14.8%	9.5%
Licensed Services	169	354	141	121	416
Total Revenue	$12,503	$14,025	$15,208	$17,037	$18,903
Quarter-to-Quarter Growth	10.6%	12.2%	8.4%	12.0%	11.0%

(1) During the quarter, certain low-revenue accounts were reclassified from the Corporate to Web to better reflect how these accounts are managed.

Cost Trends


90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
(Percentage of Total Revenue)
Gross Margin
Operating Margin
G&A
Sales & Marketing*
Engineering
Q3 '02
Q4 '02
Q1 '03
Q2 '03
Q3 '03

*In Q4 2002, excludes a one-time recovery of a marketing payment of $694,000

Earnings & Free Cash Flow


$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
(Millions)
(1)
Q1 '02
Q2 '02
Q3 '02
Q4 '02
Q1 '03
Q2 '03
Q3 '03
Net Earnings
Free Cash Flow(2)

(1) Includes a one-time recovery of a marketing payment of $694,000.
(2) Net cash provided by operating activities, less purchases of FF&E. Free Cash Flow amounts are not meant as a substitute for GAAP, but are solely for informational purposes.

(in millions)	Q1 '02	Q2 '02	Q3 '02	Q4 '02	Q1 '03	Q2 '03	Q2 '03
Net cash provided by operating activities	$1.740	$3.658	$4.631	$6.327	$5.308	$8.542	$8.623
Purchases of FF&E	(0.546)	(0.751)	(0.483)	(1.049)	(0.300)	(1.414)	(0.947)
Free Cash Flow	$1.194	$2.907	$4.148	$5.278	$5.008	$7.128	$7.676

Tax Considerations

Net Operating Loss Carry-Forwards (NOLs) at 9/30/03

- Company had approximately $41MM and $43MM of Federal and State available NOLs, respectively, for tax purposes
- Company had approximately $1MM of Federal tax credits available

Reduction of the Valuation Allowance on Deferred Tax Assets

- Anticipated to occur in Q4 2003
- Most or all of the remaining NOL would be recognized
- Result would be a one-time tax benefit of $9MM to $13MM in Q4 2003

Income Tax Expense in 2004

- Beginning Q1 2004, GAAP tax accrual likely to occur
- Current expected rate of no greater than 40%, assuming current Federal and State tax rates
  - Dependent upon several factors, including the relative composition of the Company's domestic and international business

Various off-sets for future cash payment of taxes

- Federal & State tax credits
- Remaining NOLs
- Future stock option deductions

GAAP tax accrual > Actual taxes paid for 2004

2003 Financial Guidance

(Revised 10/20/03)

	Q4 2003	Year-End 2003
Revenue	**$20.3MM**	**$71.4MM**
Net Earnings Per Fully Diluted Share (1)(2)	**$0.31**	**$1.03**

(1) Assumes fully diluted shares of 25,814,951 as of October 15, 2003

(2) Assumes a 5% California tax rate and no reduction of the Company's tax valuation allowance (See Tax Considerations).

2004 View

2004 Budgeting currently in-process

Historical Results (since Q1 2001)

- Subscriber growth: 5.3% to 12.8% (1)
- Advertising & Licensed Services: Varied (2)
- 40%+ EBIT Flow-Through of Incremental Revenue (3)

Current View

- j2 Global currently believes that, subject to the risk factors outlined in the Company's SEC filings, it is reasonable to expect similar ranges of performance in fiscal year 2004.

(1) Quarterly range of growth over the prior eleven quarters
(2) Quarter-to-quarter sequential growth ranging from 59.5% to (58.0%)
(3) For ten of the prior eleven quarters

Recent Events

- Implementing a phased price change for existing subscribers of eFax Plus ($9.95 → $12.95) and jConnect Premier™ ($12.50 → $15.00)
- 2-for-1 common stock split effective August 29, 2003
- Introduced additional "secure fax" solutions
- j2 Global's network expands into Mexico, new markets in Canada and the Middle East (Israel)
- Released a new, enhanced version of Messenger – the Company's desktop messaging and communications software
- Acquired M4Internet -- a personalized, permission-based email messaging company
- j2 Global's issued two new U.S. Patents

j2 ®

Global